UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CISO Global, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CISO GLOBAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 19, 2026

The Annual Meeting of Stockholders of CISO Global, Inc., a Delaware corporation, will be held at 1:00 p.m., local time, on Thursday, November 19, 2026, at 6900 E. Camelback Road, Suite 900, Scottsdale, Arizona, 85251 (the “Annual Meeting”).

The Annual Meeting will be held for the following purposes:

1. To elect directors to serve until our next annual meeting of stockholders and until their successors are elected and qualified (the “Election of Directors”);

2. To ratify the appointment of Semple, Marchal & Cooper, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

3. To approve an amendment to our amended and restated certificate of incorporation, as amended (the “Charter”), to effect a reverse stock split of the outstanding shares of our common stock, by a ratio of not less than 1-for-2 shares and not more than 1-for-50 shares, with the exact ratio to be set at a whole number within this range by our Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

4. To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”); and

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on October 1, 2026 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to vote by proxy as soon as possible over the Internet, by e-mail, by facsimile, or by mail by following the instructions on the proxy card. You may vote in person at the meeting even if you have previously given your proxy.

Sincerely,

/s/ Debra L. Smith
Debra L. Smith
Secretary

Scottsdale, Arizona

October 7, 2026

i

CISO GLOBAL, INC.

6900 E. Camelback Road, Suite 900

Scottsdale, Arizona 85251

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The enclosed proxy is being solicited on behalf of CISO Global, Inc., a Delaware corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held at 1:00 p.m., local time, on November 19, 2026, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at 6900 E. Camelback Road, Suite 900, Scottsdale, Arizona, 85251. If you need directions for the location of the meeting, please call (480) 389-3444.

These proxy solicitation materials were first mailed on or about October 7, 2026 to all stockholders entitled to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on November 19, 2026. These proxy materials, which include the notice of annual meeting, this proxy statement, and our Annual Report for the fiscal year ended December 31, 2025 (our “2025 Annual Report”), are available at www.onlineproxy.com/CISO/2026.

How the Board of Directors Recommends That You Vote

The Board of Directors recommends that you vote as follows:

●	FOR the election of each of the nominee directors (“Election of Directors”) (Proposal One);

●	FOR the ratification of the appointment of Semple, Marchal & Cooper, LLP as the independent registered public accountant of our company for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”) (Proposal Two);

●	FOR the approval of an amendment to our amended and restated certificate of incorporation, as amended (the “Charter”), to effect a reverse stock split of the outstanding shares of our common stock, by a ratio of not less than 1-for-2 shares and not more than 1-for-50 shares, with the exact ratio to be set at a whole number within this range by our Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”) (Proposal Three); and

●	FOR an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”) (Proposal Four).

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Stockholders Entitled to Vote; Record Date; How to Vote

Stockholders of record at the close of business on October 1, 2026, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were outstanding [●] shares of our common stock. Each stockholder voting at the meeting, either in person during the meeting or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

As of the record date, the Company also had [●] outstanding shares of Series B Convertible Preferred Stock. Under the Certificate of Designations governing the Series B Convertible Preferred Stock, the Series B Convertible Preferred Stock does not possess general voting rights and is not entitled to vote on the proposals presented at the Annual Meeting, except to the extent required by Delaware law or the Certificate of Designations.

If, on October 1, 2026, your shares of common stock were registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person during the meeting. Alternatively, you may vote by proxy over the Internet, by mail by using the accompanying proxy card, or by e-mail or facsimile. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the Internet, by mail by filling out and returning the enclosed proxy card, or by e-mail or facsimile as instructed on the enclosed proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting and vote in person during the meeting.

If, on October 1, 2026, your shares of common stock were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your proxy. You are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote your shares in person during the meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the meeting.

How to Attend the Meeting

You are entitled to attend the meeting only if you were a stockholder of record at the close of business on October 1, 2026, which we have set as the record date, or you hold a valid proxy for the meeting. If, on October 1, 2026, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name,” and you will be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the Annual Meeting.

Quorum

The presence, in person or by proxy, of the holders of one-third of the total number of shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Votes cast in person during the meeting or by proxy at the meeting will be tabulated by the election inspector appointed for the meeting, who will determine whether a quorum is present.

Vote Required

Assuming that a quorum is present, the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on the matter will be required to approve the Election of Directors (Proposal One), the Auditor Ratification Proposal (Proposal Two), the Reverse Stock Split Proposal (Proposal Three), and the Adjournment Proposal (Proposal Four).

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Broker Non-Votes and Abstentions

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the Auditor Ratification Proposal (Proposal Two), the Reverse Stock Split Proposal (Proposal Three), and the Adjournment Proposal (Proposal Four). If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present but will not be considered entitled to vote on the “non-routine” proposals.

Please note that brokers, banks, and other nominees may not use discretionary authority to vote shares on the Election of Directors (Proposal One) if they have not received specific instructions from their clients. For your vote to be counted on this proposal, you will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. Except as provided above under “Broker Non-Votes and Abstentions,” if no specification is indicated, the shares will be voted (1) “for” the election of each of the five director nominees in the Election of Directors, (2) “for” the Auditor Ratification Proposal, (3) “for” the Reverse Stock Split Proposal, and (4) “for” the Adjournment Proposal. If any other matter is properly presented at the meeting, the individuals specified in the proxy will vote your shares using their best judgment.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person during the meeting (as provided under “Stockholders Entitled to Vote; Record Date; How to Vote”). Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

Our 2025 Annual Report, which was made available to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the “Report of the Audit Committee” shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide, without charge, a copy of our 2025 Annual Report as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in our 2025 Annual Report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Secretary at the address of our executive offices set forth in this proxy statement.

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PROPOSAL ONE – ELECTION OF DIRECTORS

Nominees

Our second amended and restated by-laws provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. The number of directors is currently fixed at five. Our second amended and restated by-laws provide that all directors will hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

A board of five directors is to be elected at this meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them “for” each of the nominees named below. All of the nominees currently are directors of our company. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by our current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The following table sets forth certain information regarding the nominees for directors of our company. All of the five nominees, other than Mr. Jemmett and Mr. McCain, joined the Board of Directors on January 8, 2025.

Name	Age	Position
David G. Jemmett	59	Chief Executive Officer and Chairman of the Board
Phillip Balatsos	49	Director
Andrew Hancox	55	Director
Mohsen (Michael) Khorassani	60	Director
Andrew K. McCain	64	Director

David G. Jemmett has served as our Chief Executive Officer and a director since the company’s formation in March 2019. He founded GenResults in June 2015, which was acquired by our company in April 2019. Prior to this, he served as Chief Executive Officer of NantCloud, LLC in 2014, a provider of secure cloud-hosted applications for healthcare, and as Chief Technology Officer of NantWorks, LLC, the parent company of the “Nant” family of companies. From 2005 to 2013, Mr. Jemmett was the founder and Chief Executive Officer of ClearDATA Networks Corporation, a leading HIPAA-compliant hosting company specializing in healthcare.

Mr. Jemmett has deep expertise in both technology and business, having led innovation in the cybersecurity and healthcare technology sectors. He is a recognized leader, having appeared on CBS, CNN, MSNBC, and CSPAN, and testified before the U.S. Senate Subcommittee on Telecommunications and Internet Security in 1998. Mr. Jemmett is also a published author and today sits on the Forbes technology council. With extensive leadership experience, a strong technical background, and significant equity ownership, Mr. Jemmett is well-positioned to lead our company and serve as a director.

Phillip Balatsos has served as a director of our company since January 2025. Mr. Balatsos also currently works at Muscle Maker Grill Franchising LLC, as Director from 2020, and Inspire Veterinary Partners, Inc., as Independent Director from 2024. From August 2022 to October 2024, Mr. Balatsos worked as Vice President at XP Investments US LLC, where he significantly expanded the firm’s presence in North America and Europe, achieving a 300% increase in FX revenue. Mr. Balatsos founded LAPH Hospitality LLC in 2015, where he worked as Owner until August 2022. Previously, Mr. Balatsos was Director at Barclays Capital, where he managed high-value institutional relationships and led joint ventures that boosted annual revenues by millions. He began his career at Credit Suisse, rapidly advancing to Vice President supporting hedge fund sales. His entrepreneurial ventures include owning Thomas-Mackey Veterinarian Service, SeaPath Advisory LLC, and TwoMacks Properties LLC, which demonstrate his diverse expertise. He also served on the Board of Directors for Sadot Group Inc., contributing to the company’s strategic growth. Mr. Balatsos holds a Bachelor of Science in Business Administration from Skidmore College and has received leadership recognition in various roles.

We believe Mr. Balatsos is qualified for service as a director of our company due to his significant experience with financial markets and his executive and board experience at other companies.

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Andrew Hancox has served as a director since January 2025. As the Founder and Managing Member of Block 8 Ventures, he has successfully invested in over 25 blockchain projects and provided strategic consulting to high-growth companies. Previously, he co-founded Katapult (NASDAQ: KPLTW) and served as COO, raising over $250M in capital and expanding the team to 100+ members. Andrew’s experience includes a role as an analyst at Permian Investment Partners, where he evaluated and recommended equity investments, and as the Co-Founder and CEO of Anderson Audio Visual, growing the company to $40M in sales. His educational background includes studies in Law and Mathematics from Victoria University (New Zealand) and a Private Equity and Investment Banking Program from the Institute of Banking and Finance (New York). Mr. Hancox is also a lead mentor at Entrepreneurs Roundtable Accelerator and Parallel 18, an accomplished skier, marathon runner, and avid traveler, having visited 107 countries. Originally from New Zealand, he currently splits his time between New York, NY and San Juan, PR.

We believe Mr. Hancox is qualified for service as a director of our company due to his significant experience in investment analysis and leadership positions with other companies.

Mohsen (Michael) Khorassani, has served as a director since January 2025. He has served as founder and CEO of Orion 4, a corporate advisory firm, since March of 2019 where he has served as capital markets, business development and marketing advisor for many public and private companies. Before founding Orion, he spent nineteen years at Oppenheimer Private Client Division as Director of Investments focused on building and developing a successful wealth management practice. He was responsible for advising both high net-worth and institutional clients. Prior to joining Oppenheimer, he served as a Vice President at Oscar Gruss & Son, an institutional NYSE member firm where he was responsible for helping build the firm’s retail division. His responsibilities included recruiting advisors, managing teams, and sales and trading. Prior to Oscar Gruss and Son, he spent four years at Gruntal and Co. as V.P of Investments. He started his financial services career at Lehman Brothers two years earlier. Mr. Khorassani has demonstrated extensive understanding of the capital markets over his thirty years of Wall Street experience and brings with him a wealth of knowledge and a deep bench of personal relationships.

We believe Mr. Khorassani is qualified for service as a director of our company due to his significant experience in financial markets and leadership experience with publicly traded companies.

Andrew K. McCain has served as a director of our company since May 2019. He has served as the President and Chief Executive Officer for Hensley Beverage Company since January 2024, and previously served as President and Chief Operating Officer from 2014 through January 2024. He is Chairman of Hensley Employee Foundation and a Patrons Committee member of United Methodist Outreach Ministries’ New Day Centers. He is past Chairman of the Board of the Fiesta Bowl, past Chairman of the Anheuser-Busch National Wholesaler Advisory Panel, past Chairman of the Greater Phoenix Chamber of Commerce, past board member of the Arizona Super Bowl Host Committee, and past board member of the Arizona 2016 College Football Championship Local Organizing Committee. Mr. McCain received his Bachelor of Arts in Mathematics in 1984 and an MBA in 1986 from Vanderbilt University.

We believe Mr. McCain is qualified for service as a director of our company due to his significant business experience and leadership.

Pursuant to that certain Securities Purchase Agreement, dated December 10, 2024, by and among the company and certain investors (as defined therein), Messrs. Balatsos, Khorassani, and Hancox were appointed to the Board of Directors.

There are no family relationships among any of our directors and executive officers.

Vote Required

The affirmative “FOR” vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Election of Directors is required to elect each director nominee. A failure to vote by proxy or to vote in person will have no effect on the Election of Directors. An abstention will have the same practical effect as a vote against the applicable nominee. The Election of Directors is considered a non-routine matter. Accordingly, brokers, banks and other nominees may not vote shares held in street name on the election of directors unless they receive voting instructions from the beneficial owner. As a result, broker non-votes may occur. Broker non-votes will be counted for purposes of determining the presence of a quorum but will not be considered entitled to vote on, and will have no effect on, the Election of Directors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

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EXECUTIVE OFFICERS

Information About Our Executive Officers

Our executive officers are listed in the table below:

Name	Age	Position
David G. Jemmett	59	Chief Executive Officer
Debra L. Smith	56	Chief Financial Officer

Mr. Jemmett is also a member of our Board of Directors and information regarding his business experience is described above under the heading “Proposal One – Election of Directors; Nominees.” The business experience for Ms. Smith for at least the past five years is summarized below.

Debra L. Smith has served as our Chief Financial Officer since June 2021. Ms. Smith previously served as a director on our Board of Directors from May 2023 to January 2025. Ms. Smith served as our Executive Vice President of Finance and Accounting from February 2021 to June 2021. Prior to joining our company, Ms. Smith served as Executive Vice President of Finance at Arrivia Inc. from January 2020 to February 2021 and Controller and, subsequently, Chief Accounting Officer at BeyondTrust from October 2016 to January 2020. Ms. Smith received a Bachelor of Science degree in Accounting, Summa Cum Laude, from DeVry University and a Master’s degree in Counseling with Honors from Argosy University.

There are no family relationships among any of our directors and executive officers. None of our executive officers or directors have been involved in any legal proceedings listed in Regulation S-K, Items 103 and 401(f).

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CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined, after considering all of the relevant facts and circumstances, that Messrs. Balatsos, Khorassani, and Hancox are independent directors, as “independence” is defined by the listing standards of The Nasdaq Stock Market (“Nasdaq”) and by the SEC, because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Our Board of Directors has concluded that Mr. McCain is not “independent” due to the amount of fees paid by Hensley Beverage Company to us pursuant that certain Managed Services Agreement, and Mr. Jemmett is not “independent” because he is an employee director.

Committee Charters and Code of Ethics

Our Board of Directors has adopted charters for the Audit, Compensation, and Nominating and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by our Board of Directors. Our Board of Directors has also adopted a Code of Ethics and Business Conduct. We post on our website, at www.ciso.inc, the charters of our Audit, Compensation, and Nominating and Corporate Governance Committees; Code of Ethics and Business Conduct and any amendments or waivers thereto; and any other corporate governance materials specified by SEC or Nasdaq regulations. These documents are also available in print to any stockholder requesting a copy in writing from our Secretary at the address of our executive offices set forth in this proxy statement.

Executive Sessions

We regularly schedule executive sessions in which independent directors meet without the presence or participation of management.

Board Committees

Our second amended and restated by-laws authorize our Board of Directors to designate from among its members one or more committees. Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each consisting entirely of independent directors as “independence” is defined by the listing standards of Nasdaq and by the SEC.

Audit Committee

The Audit Committee of our Board of Directors was established in accordance with Rule 10A-3 promulgated under the Exchange Act. The current members of our Audit Committee are Messrs. Balatsos, Khorassani, and Hancox, with Mr. Khorassani serving as the chair. Each member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under The Nasdaq Stock Market Rules and the rules of the SEC. In addition, our Board of Directors determined that each of Messrs. Balatsos, Khorassani, and Hancox, is considered an “audit committee financial expert” as defined in the rules of the SEC.

Former directors Reid S. Holbrook and Ernest M. (Kiki) VanDeWeghe, III, served on the Audit Committee during fiscal 2025 until their resignation in January 2025. Mr. McCain served as chair of the Audit Committee during fiscal 2025.

The Audit Committee was formed in 2021. Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted in the Investor Resources and Corporate Governance section of our website at www.ciso.inc/investor-relations/charter-of-the-audit-committee. The principal functions of the Audit Committee are to oversee our accounting and financial reporting processes and the audits of our consolidated financial statements; oversee our relationship with our independent auditors, including selecting, evaluating, and setting the compensation of, and approving all audit and non-audit services to be performed by the independent auditors; and facilitate communication among our independent registered public accounting firm and our financial and senior management.

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Compensation Committee

We have a standing Compensation Committee of our Board of Directors. The members of our Compensation Committee are Messrs. Balatsos, Hancox, and Khorassani, with Mr. Hancox serving as the chair. Each member of the Compensation Committee meets the independence and other requirements to serve on our Compensation Committee under The Nasdaq Stock Market Rules and the rules of the SEC.

Former directors Reid S. Holbrook and Ernest M. (Kiki) VanDeWeghe, III, served on the Compensation Committee during fiscal year 2025 until their resignation in January 2025. During fiscal 2025, Mr. McCain served on the Compensation Committee and Mr. Khorassani served as chair of the Compensation Committee.

The Compensation Committee was formed in 2021. Our Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is posted in the Investor Resources and Corporate Governance section of our website at www.ciso.inc/investor-relations/charter-of-the-compensation-committee. The Compensation Committee has responsibilities relating to the performance evaluation and the compensation of our Chief Executive Officer; the compensation of our executive officers and directors; and our significant compensation arrangements, plans, policies, and programs, including our stock compensation plans. Certain of our executive officers, our outside counsel, and consultants may occasionally attend the meetings of the Compensation Committee. However, no officer of our company is present during discussions or deliberations regarding that officer’s own compensation.

Nominating and Corporate Governance Committee

We have a standing Nominating and Corporate Governance Committee of our Board of Directors. The current members of our Nominating and Corporate Governance Committee are Messrs. Balatsos, Hancox, and Khorassani, with Mr. Balatsos serving as the chair. Each of Messrs. Balatsos, Hancox and Khorassani meets the independence and other requirements to serve on our Nominating and Corporate Governance Committee under The Nasdaq Stock Market Rules and the rules of the SEC.

Former directors Reid S. Holbrook, Ret. General Robert C. Oaks, and Ernest M. (Kiki) VanDeWeghe, III, served on the Nominating and Corporate Governance Committee during fiscal year 2025 until their resignation in January 2025. Mr. Hancox served as chair of the Nominating and Corporate Governance Committee during fiscal 2025.

The Nominating and Corporate Governance Committee was formed in 2021. Our Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is posted in the Investor Resources and Corporate Governance section of our website at www.ciso.inc/investor-relations/charter-of-the-nominating-and-corporate-governance-committee. The Nominating and Corporate Governance Committee considers the performance of the members of our Board of Directors and nominees for director positions and evaluates and oversees corporate governance and related issues.

The goal of the Nominating and Corporate Governance Committee is to ensure that our directors possess a variety of perspectives and skills derived from high-quality business and professional experience. The Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience, and capability on our Board of Directors. To this end, the Nominating and Corporate Governance Committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although the Nominating and Corporate Governance Committee uses these and other criteria to evaluate potential nominees to our Board of Directors, it has no stated minimum criteria for such nominees. The Nominating and Corporate Governance Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

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Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices with respect to our employees, including our executive officers, and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on our company.

Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC as well as risks relating to various specific developments, such as acquisitions, debt and equity placements, and product introductions.

Our Board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk. Our Audit Committee oversees our financial and reporting processes and the audit of our financial statements and provides assistance to our Board of Directors with respect to the oversight and integrity of our financial statements, our compliance with legal and regulatory matters, the independent registered public accountant’s qualification and independence, and the performance of our independent registered public accountant. The Compensation Committee considers the risk that our compensation policies and practices may have in attracting, retaining, and motivating valued employees and endeavors to assure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on our company. Our Nominating and Corporate Governance Committee oversees governance related risk, such as Board independence and management and succession planning.

Board Leadership Structure

We believe that effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles as well as the needs of our company at any point in time. We support flexibility in the structure of our Board of Directors by not requiring the separation of the roles of Chief Executive Officer and Chairman of the Board. At this time, our Chief Executive Officer also serves as the Chairman of our Board of Directors. Our Board of Directors believes that combining the positions of Chairman and Chief Executive Officer provides an efficient and effective leadership model, including clarity of leadership, effective decision-making, and a firm link between management and the Board of Directors. Our Board of Directors also believes that the Chief Executive Officer’s extensive understanding of our business and operations and his years of experience with our company and in the industry make him well-positioned to lead Board discussions of important matters affecting our business.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and/or other disposition of our securities by our directors, officers, and employees. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and the exchange listing standards applicable to us. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our 2025 Annual Report.

Director and Officer Prohibited Trading Activities

We have a policy prohibiting our directors and officers, including our executive officers, and any family member residing in the same household, from engaging in certain short-term or speculative transactions involving our securities, including trading in our securities on a short-term basis (where shares purchased in the open market are held for less than six months); short sales; margining; transactions in straddles, collars, or other similar risk reduction or hedging devices; and transactions in publicly traded options.

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Clawback Policy

In November 2023, we adopted an executive officer clawback policy in accordance with SEC regulations promulgated to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules adopted by Nasdaq, pursuant to which covered persons will be required to repay or return erroneously awarded compensation to our company.

Compensation Committee Interlocks and Insider Participation

During our fiscal year ended December 31, 2025, Messrs. Balatsos, Khorassani, McCain, and Hancox, along with the former members of the Board of Directors, Messrs. Holbrook and VanDeWeghe, served on the Compensation Committee. None of these individuals had any material contractual or other relationships with us during such fiscal year except as directors and as stated in the related party section below. During our fiscal year ended December 31, 2025, none of our executive officers served on the compensation committee or board of directors of any entity whose executive officers serve as a member of our Board of Directors or Compensation Committee.

Board and Committee Meetings

Our Board of Directors held a total of five meetings during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, the Audit Committee held five meetings, the Compensation Committee held two meetings, and the Nominating and Corporate Governance Committee held two meetings. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors, and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she was a member.

Annual Meeting Attendance

We encourage each of our directors to attend our annual meeting of stockholders. To that end, and to the extent reasonably practicable, we will schedule a meeting of our Board of Directors on the same day as our annual meeting of stockholders. Three of our directors attended last year’s annual meeting.

Communications with Directors

Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various Board committees, by submitting a letter addressed to our Board of Directors, any specified individual director or directors, at the address of our executive offices set forth in this proxy statement. Any such letters will be sent to the indicated directors.

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AUDIT COMMITTEE REPORT

The Board of Directors has appointed an Audit Committee, consisting of three independent directors. All of the members of the Audit Committee are “independent” of our company and management, as independence is defined in applicable Nasdaq and SEC rules.

The purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee has responsibility for, among other things, selecting, retaining, setting the compensation for, and overseeing our independent auditors; approving all audit and non-audit services to be performed by our independent auditors; facilitating communication among our independent auditors and our financial and senior management; and risk management. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accountant is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management and the independent registered public accountant. The Audit Committee discussed with the independent registered public accountant the matters required to be discussed by the Public Company Accounting Oversight Board. This included a discussion of the independent registered public accountant’s judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the Audit Committee received from the independent registered public accountant written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with the independent registered public accountant their independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent registered public accountant.

The Audit Committee discussed with the independent registered public accountant the overall scope and plans for its audit. The Audit Committee met with the independent registered public accountant, with and without management present, to discuss the results of the examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The Audit Committee held five meetings during the fiscal year ended December 31, 2025.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

The report has been furnished by the Audit Committee of our Board of Directors.

Mohsen (Michael) Khorassani (Chair)
Andrew Hancox
Phillip Balatsos

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the years ended December 31, 2025 and 2024 to our Chief Executive Officer, and our next two most highly compensated executive officers who were serving as executive officers on December 31, 2025 (collectively, our “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)

David G. Jemmett	2025	390,394	-	-	-	-	-	900	391,294
Chief Executive Officer	2024	339,295	-	-	-	-	-	825	340,120

Debra L. Smith	2025	385,783	-	384,000	447,683	-	-	900	1,218,366
Chief Financial Officer	2024	295,255	-	-	-	-	-	825	296,080

Kyle J. Young	2025	385,783	-	384,000	447,683	-	-	900	1,218,366
Interim Chief Operating Officer (3)	2024	295,255	-	-	-	-	-	825	296,080

(1)	The amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive officer, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our common stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(2)	The amounts in the “All Other Compensation” column consist of certain benefits provided to our NEOs, which are generally available to our similarly situated employees. For Mr. Jemmett, Ms. Smith, and Mr. Young, the amounts in this column consist of a technology stipend.

(3)	Mr. Young was appointed to serve as our Interim Chief Operating Officer on March 31, 2023. On December 22, 2025, Kyle J. Young tendered his resignation from his position as Interim Chief Operating Officer of our company. His resignation became effective on January 2, 2026.

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Outstanding Equity Awards as of December 31, 2025

The following table summarizes the outstanding equity awards held by each named executive officer as of December 31, 2025.

Name	Award Type	Grant Date		Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	RSUs Outstanding (#)	Vesting Date

David G. Jemmett	Restricted stock units	June 13, 2025	(4)	-	-	-	-	750,000	June 13, 2029

Debra L. Smith	Stock options	February 1, 2021	(1)	33,332	-	30.00	February 1, 2026	-	-
	Stock options	December 31, 2021	(2)	332	-	75.00	December 31, 2031	-	-
	Stock options	January 14, 2022	(1)(3)	33,333	-	45.30	January 14, 2032	-	-
	Stock options	June 13, 2025	(2)	-	500,000	0.96	June 13, 2035	-	-
	Restricted stock units	June 13, 2025	(4)	-	-	-		400,000	June 13, 2029

Kyle J. Young	Stock options	February 1, 2021	(1)(5)	33,332	-	30.00	February 1, 2026	-	-
	Stock options	December 31, 2021	(2)(5)	332	-	75.00	December 31, 2031	-	-
	Stock options	January 14, 2022	(1)(3)(5)	33,333	-	45.30	January 14, 2032	-	-
	Stock options	June 13, 2025	(2)(5)	-	500,000	0.96	June 13, 2035	-	-
	Restricted stock units	June 13, 2025	(4)(5)	-	-	-		400,000	June 13, 2029

(1)	30% of the shares underlying this option vested on the one-year anniversary of the grant date with the remainder vesting month over the subsequent 24-month period.

(2)	25% of the shares underlying this option vested on the one-year anniversary of the grant date with the remainder vesting monthly over the subsequent 36-month period.

(3)	On August 22, 2022, we repriced these option grants to reflect an exercise price equal to the fair value of our common stock. Vesting provisions of these option grants remained on the same terms as the original option grant.

(4)	On June 13, 2025, we granted an aggregate of 1,550,000 RSUs to the executive officers listed above, with a weighted-average grant date fair value of $0.96 per unit.

(5)	On December 22, 2025, Kyle J. Young voluntarily tendered his resignation from his position as Interim Chief Operating Officer of the Company, effective January 2, 2026. As of the effective date of his resignation, Mr. Young’s outstanding equity awards granted in 2021 and 2022 were fully vested and remain exercisable through their respective expiration dates. The equity award granted to Mr. Young in 2025 did not vest and was forfeited upon his resignation.

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Retirement Plans

We maintain a tax-qualified Section 401(k) retirement savings plan for our executive officers and other employees who satisfy the eligibility requirements. Under this plan, participants may elect to make pre-tax or Roth contributions of up to a certain portion of their current compensation, not to exceed the applicable statutory income tax limitation. We intend for the plan to qualify under Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), enabling contributions by participants to the plan, and income earned on plan contributions, to not be taxable to participants until withdrawn from the plan.

Employment Agreements with our Named Executive Officers

David G. Jemmett

On September 30, 2019, we entered into an employment agreement with Mr. Jemmett to serve as our Chief Executive Officer (the “Jemmett Employment Agreement”). The Jemmett Employment Agreement is evergreen and can be terminated by either party. Pursuant to the Jemmett Employment Agreement, the Board of Directors approved an increase to Mr. Jemmett’s annual base salary from $250,000 to $375,000 and may be increased hereafter from time to time at the discretion of the Board of Directors. Mr. Jemmett’s base salary may be increased in accordance with our normal compensation and performance review policies. He is entitled to receive a discretionary annual bonus of up to 100% of his annual base salary, at the discretion of our Board of Directors, based on performance and our objectives. Subject to approval by our Board of Directors, Mr. Jemmett is entitled to stock options under our 2019 Equity Incentive Plan. The stock options will vest at 33% on the one-year anniversary of the Jemmett Employment Agreement and the remaining 66% of the options will vest monthly over the next 12 months. On June 13, 2025, the Board of Directors approved and granted 750,000 restricted stock units to Mr. Jemmett. On December 31, 2024, $34,142 of base salary was accrued and unpaid to Mr. Jemmett. As of December 31, 2025, there was no accrued or unpaid base salary. Mr. Jemmett is also eligible to participate in our standard benefit plans.

Debra L. Smith

On December 31, 2020, we entered into an employment agreement with Ms. Smith to serve as our Executive Vice President of Finance, effective as of February 1, 2021 (the “Smith Employment Agreement”). Pursuant to the Smith Employment Agreement, the Board of Directors approved an increase to Ms. Smith’s annual base salary from $200,000 to $350,000 and may be increased hereafter from time to time at the discretion of the Board of Directors. Ms. Smith also earns a guaranteed bonus of $60,000 to be paid quarterly, and an additional $60,000 at the end of each fiscal year at the discretion of our Board of Directors. On June 13, 2025, the Board of Directors approved and granted 500,000 stock options and 400,000 restricted stock units to Ms. Smith. On December 31, 2024, $53,285 of base salary was accrued and unpaid to Ms. Smith. As of December 31, 2025, there was no accrued or unpaid base salary. Ms. Smith is also eligible to participate in our standard benefit plans. On June 18, 2021, we appointed Ms. Smith to serve as Chief Financial Officer. The terms of the original Smith Employment Agreement remained in force.

Kyle J. Young

On March 31, 2023, we entered into an employment agreement with Mr. Young to serve as our Interim Chief Operating Officer (the “Young Employment Agreement”). The Young Employment Agreement was evergreen and could be terminated by either party. Pursuant to the Young Employment Agreement, the Board of Directors approved an increase to Mr. Young’s annual base salary from $200,000 to $350,000, and an annual bonus between 20% and 100% of base annual salary at the discretion of our Board of Directors. On June 13, 2025, the Board of Directors approved and granted 500,000 stock options and 400,000 restricted stock units to Mr. Young. On December 31, 2024, $53,285 of base salary was accrued and unpaid to Mr. Young. As of December 31, 2025, there was no accrued or unpaid base salary. Mr. Young was also eligible to participate in our standard benefit plans. On December 22, 2025, Mr. Young tendered his resignation from his position as Interim Chief Operating Officer of our company. His resignation became effective on January 2, 2026.

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2019 Equity Incentive Plan

Our 2019 Equity Incentive Plan (the “2019 Plan”) was designed to attract and retain the best available personnel; provide additional incentives to employees, officers, directors, and consultants who provide services to us or our affiliates; and to increase their interest in our welfare and promote the success of our business. Under the plan, we were permitted to grant incentive stock options, non-qualified stock options, and bonus stock awards. Following the effective date of our 2023 Equity Incentive Plan (as amended, the “2023 Plan”) in September 2023, we ceased making new grants under the 2019 Plan.

2023 Equity Incentive Plan

Our 2023 Plan was adopted by our Board of Directors and approved by the majority of our stockholders in August 2023 and was subsequently amended and approved by our Board of Directors on October 31, 2025 and approved by our stockholders on December 10, 2025. The 2023 Plan became effective on September 13, 2023. The 2023 Plan was designed to attract, motivate, retain, and reward high-quality executives and other employees, officers, directors, consultants, and other persons who provide services to our company or related entities by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value. The material features of the 2023 Plan are outlined below.

Shares available for awards; annual per-person limitations. Under the 2023 Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery under the 2023 Plan (“Awards”) at any time during the term of the 2023 Plan will be 12,666,667 Shares, plus any Shares that were remaining available for delivery under the 2019 Plan on the effective date of the 2023 Plan and the number of Shares underlying any award granted under the 2019 Plan that expires, terminates, or is canceled or forfeited under the terms of the 2019 Plan.

If any Shares subject to an Award are forfeited, expire, or otherwise terminate without issuance of such Shares, or are settled for cash or otherwise do not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance, or cash settlement, again be available for delivery with respect to Awards under the 2023 Plan. However, Shares withheld to pay the exercise price and/or applicable tax withholdings with respect to an Award, will not again be available for new grants.

Substitute Awards will not reduce the Shares authorized for delivery under the 2023 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by us or any subsidiary or with which we or any subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2023 Plan and will not reduce the Shares authorized for delivery under the 2023 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of our company or our subsidiaries prior to such acquisition or combination.

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2023 Plan as a result of the exercise of incentive stock options is 12,666,667 Shares, subject to certain adjustments.

The Compensation Committee is authorized to adjust the limitations on the number of Shares available for issuance under the 2023 Plan (other than the $100,000 limitation described above with respect to incentive stock option awards) and to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2023 Plan.

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The 2023 Plan serves as the successor to the 2019 Plan. Outstanding awards granted under the 2019 Plan will continue to be governed by the terms of the 2019 Plan but no awards may be made under the 2019 Plan after the effective date of the 2023 Plan.

Eligibility. The persons eligible to receive Awards under the 2023 Plan are the officers, directors, employees, and consultants who provide services to us or any subsidiary. The foregoing notwithstanding, only employees of our company, or any parent corporation or subsidiary corporation of our company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of our company or a subsidiary for purposes of eligibility for participation in the 2023 Plan. As of September 15, 2026, approximately 4 directors, 3 executive officers, and 120 employees participated in the 2023 Plan.

Administration. The 2023 Plan is administered by the Compensation Committee of our Board of Directors. Subject to the terms of the 2023 Plan, the Compensation Committee is authorized to select eligible persons to receive Awards; grant Awards; determine the type, number, and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2023 Plan; construe and interpret the 2023 Plan and Award agreements; correct defects; supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the 2023 Plan. Decisions of the Compensation Committee shall be final, conclusive, and binding on all persons or entities, including our company, any subsidiary, or any participant or beneficiary, or any transferee under the 2023 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock options and stock appreciation rights. The Compensation Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Compensation Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of our company or any parent company (“10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

For purposes of the 2023 Plan, the term “fair market value” means the fair market value of Shares, Awards, or other property as determined by the Compensation Committee or under procedures established by the Compensation Committee. Unless otherwise determined by the Compensation Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Compensation Committee on the date the Award is authorized by the Compensation Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Compensation Committee, except that no option or stock appreciation right may have a term exceeding 10 years, and no ISO granted to a 10% owner may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Compensation Committee. Accordingly, the Compensation Committee may permit the exercise price of options awarded under the 2023 Plan to be paid in cash, Shares, other Awards, or other property.

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We may grant stock appreciation rights in tandem with options, which we refer to as “Tandem stock appreciation rights,” under the 2023 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted stock and restricted stock units. The Compensation Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of our company (including voting and dividend rights, subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such dividend is payable), unless otherwise determined by the Compensation Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend equivalents. Subject to the terms of the 2023 Plan, and applicable law, the Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards, or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, shall be deemed to have been reinvested in additional Shares, Awards, or otherwise, or shall be settled upon vesting of such dividend equivalent as specified by the Compensation Committee; provided, that in no event shall (i) such dividend equivalents be paid out to participants prior to vesting of the corresponding Shares underlying the Award, and (ii) a participant be entitled to receive dividend equivalents in respect of restricted stock units unless specifically provided for in an Award agreement. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

Bonus stock and awards in lieu of cash obligations. Subject to the terms of the 2023 Plan, applicable law, and any applicable listing market, the Compensation Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of company obligations to pay cash under the 2023 Plan or other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

Other stock-based awards. The Compensation Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Compensation Committee determines the terms and conditions of such Awards.

Performance awards. The Compensation Committee is authorized to grant performance Awards to participants on terms and conditions established by the Compensation Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Compensation Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property, including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares, or other property, or any combination thereof, as determined by the Compensation Committee.

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Other terms of awards. Awards may be settled in the form of cash, Shares, other Awards, or other property in the discretion of the Compensation Committee. Subject to the limitations under Section 409A of the Code, the Compensation Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Compensation Committee is authorized to place cash, Shares, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2023 Plan. The Compensation Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2023 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may, in its discretion, permit transfers, subject to any terms and conditions the Compensation Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2023 Plan from or through any participant will be subject to all terms and conditions of the 2023 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Compensation Committee, and to any additional terms and conditions deemed necessary or appropriate by the Compensation Committee.

Awards under the 2023 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Compensation Committee may, however, grant Awards in exchange for other Awards under the 2023 Plan, awards under other company plans, or other rights to payment from us, and may grant Awards in addition to and in tandem with such other Awards, rights, or other awards.

Acceleration of vesting; change in control. In the event of a “change in control” of our company, as defined in the 2023 Plan, (i) any vesting, restrictions, deferral of settlement, and/or forfeiture conditions applicable to an Award will not lapse, and any performance goals and conditions applicable to an Award will not be deemed to have been met, as of the time of the change in control, unless either (i) we are the surviving entity in the change in control and the Award does not continue to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, or (ii) the successor company does not assume or substitute for the applicable Award, as determined in accordance with the 2023 Plan. Notwithstanding anything to the contrary in the 2023 Plan, if either (x) we are the surviving entity in the change in control and the Award does not continue to be outstanding immediately after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, or (y) the successor company or its parent company does not assume or substitute for the applicable Award, as determined in accordance with the 2023 Plan, the applicable Award agreement may provide that any vesting, restrictions, deferral of settlement, and forfeiture conditions applicable to an Award will lapse, and any performance goals and conditions applicable to an Award will be deemed to have been met, as of the time of the change in control. If the Award continues to be outstanding immediately after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with the 2023 Plan, the applicable Award agreement may provide that with respect to each Award held by such participant at the time of the change in control, in the event a participant’s continuous service is terminated without “cause,” as defined in the 2023 Plan, by us or any related entity or by such successor company or by the participant for “good reason,” as defined in the 2023 Plan, within 24 months or less following such change in control, any restrictions, deferral of settlement, and forfeiture conditions applicable to each such Award will lapse, and any performance goals and conditions applicable to each such Award will be deemed to have been met, as of the date on which the participant’s continuous service is terminated.

Subject to any limitations contained in the 2023 Plan relating to the vesting of Awards in the event of any merger, consolidation, or other reorganization in which our company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the committee may provide for: (i) the continuation of the outstanding Awards by our company, if our company is a surviving entity; (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2023 Plan; (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards; or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2023 Plan and without any requirement that all such participants be treated consistently.

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Other adjustments. The Compensation Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting our company, any subsidiary or any business unit, or the financial statements of our company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or (iii) in view of the Compensation Committee’s assessment of the business strategy of our company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant.

Clawback of benefits. The Compensation Committee may (i) cause the cancellation or forfeiture of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2023 Plan or otherwise in accordance with any of our company policies that currently exist or that may from time to time be adopted in the future by our company to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended and along with any rules and regulations promulgated thereunder, and/or applicable stock exchange requirements, which we refer to each as a “clawback policy.” By accepting an Award, a participant is also agreeing to be bound by any clawback policy adopted by us (including any clawback policy amendment to comply with applicable laws or stock exchange requirements).

If the participant violates a non-competition, non-solicitation, or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of our company, as determined by the Compensation Committee, then, (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Compensation Committee’s discretion, be canceled and (ii) the Compensation Committee, in its discretion, may require the participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to us, on demand, all or any portion of the gain realized upon the exercise of any stock option or stock appreciation right and the value realized on the vesting or payment of any other Award.

Amendment and termination. Our Board of Directors may amend, alter, suspend, discontinue, or terminate the 2023 Plan or the Compensation Committee’s authority to grant Awards without the consent of stockholders or participants or beneficiaries, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2023 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2023 Plan; provided that, except as otherwise permitted by the 2023 Plan or Award agreement, without the consent of an affected participant, no such Compensation Committee or Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2023 Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the 2023 Plan, (ii) termination of the 2023 Plan by the Board, or (iii) the tenth anniversary of the effective date of the 2023 Plan. Awards outstanding upon expiration of the 2023 Plan will remain in effect until they have been exercised or terminated or have expired.

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Director Compensation

The following table sets forth for each non-employee director certain information concerning their compensation for the year ended December 31, 2025.

Name (1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Phillip Balatsos	-	-	119,593	-	-	-	119,593
Andrew Hancox	-	-	119,593	-	-	-	119,593
Mohsen (Michael) Khorassani	-	-	119,593	-	-	-	119,593
Andrew K. McCain	-	-	239,187	-	-	-	239,187

Notes:

(1)	The compensation of our Chief Executive Officer, David G. Jemmett, has been omitted from this table because he received no special compensation for serving on our Board of Directors.

(2)	All directors receive reimbursement for reasonable out-of-pocket expenses in attending Board meetings and for participating in our business.

(3)	The amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our common stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 11 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Policies and practices for granting certain equity awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our equity compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions, and internal milestones. We do not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with our company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board of Directors or Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board of Directors or Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

We are committed to maintaining transparency in our equity compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. We regularly review our policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of our company and our stockholders.

During the fiscal year ended December 31, 2025, we did not award any options to a named executive officer in the period beginning four business days before the filing of an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or a Current Report on Form 8-K that disclosed material nonpublic information and ending one business day after the filing or furnishing of such reports.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our equity compensation plans as of December 31, 2025.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,189,714	$30.69	735,841

Equity compensation plans not approved by security holders	—	—	—

Total	1,189,714	$30.69	735,841

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and persons that own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

During fiscal 2025, all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed, except that (i) one Form 3 for Andrew Hancox, (ii) one Form 3 for Mohsen (Michael) Khorassani, (iii) one Form 4 reporting the grant of stock options to Andrew K. McCain on May 13, 2025 and (iv) one Form 4 reporting the grant of restricted stock units to David G. Jemmett on June 13, 2025 were each filed late on December 30, 2025. In addition, Phillip Balatsos has not filed a Form 3 reporting his initial beneficial ownership upon becoming a director of the Company, and Kyle J. Young did not timely file a Form 4 reporting awards of 500,000 stock options and 400,000 restricted stock units granted on June 13, 2025. Debra L. Smith inadvertently filed a Form 4/A on December 30, 2025 to report awards of 500,000 stock options and 400,000 restricted stock units granted on June 13, 2025, rather than an initial Form 4. Ms. Smith subsequently filed the required Form 4 on September 25, 2026.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 1, 2026 for (a) the named executive officers, (b) each of our directors, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of October 1, 2026 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on [●] shares of common stock outstanding on October 1, 2026.

Security Ownership of Certain Beneficial Holders

Name and Address of Beneficial Owner(1):	Amount of Beneficial Ownership		Percentage of Beneficial Ownership
5% Holders
Hensley & Company	6,528,666	(9)	[●]
Jemmett Enterprises, LLC	4,429,000	(2)	[●]
B. Riley Principal Capital I	4,445,000	(10)	[●]
J C Associates, Inc.	3,238,712	(11)	[●]

Directors and Executive Officers
David G. Jemmett	4,802,086	(3)	[●]
Debra L. Smith	248,557	(4)	*
Kyle J. Young	66,997	(5)	*
Andrew K. McCain	6,767,000	(6)
Phillip Balatsos	100,000	(7)	*
Mohsen (Michael) Khorassani	100,000	(7)	*
Andrew Hancox	100,000	(7)	*

Directors & Executive Officers as a Group (6 persons)	12,117,643	(8)	[●]

Notes:

*	Less than 1% of the outstanding shares of common stock.

(1)	Unless otherwise indicated, the address of record is c/o CISO Global, Inc., 6900 E. Camelback Road, Suite 900, Scottsdale, Arizona 85251.

(2)	Mr. Jemmett is the managing member of Jemmett Enterprises, LLC and has voting and dispositive power over such shares.

(3)	Consists of (i) 4,429,000 shares held by Jemmett Enterprises, LLC, of which Mr. Jemmett is the managing member and has voting and dispositive power over such shares; (ii) 133,334 shares held by Xander LLC, of which Mr. Jemmett and his wife are the sole members and have voting and dispositive power over such shares; (iii) 66,667 shares held by Dana Borgman Trust; and (iv) 173,085 shares individually held by Mr. Jemmett.

(4)	Consists of 156,245 shares issuable upon exercise of options exercisable within 60 days after October 1, 2026; and 92,312 shares held by Ms. Smith.

(5)	Consists of 66,997 shares issuable upon exercise of options exercisable within 60 days after October 1, 2026.

(6)	Consists of (i) 25,001 shares held indirectly as executor of the Andrew and Lucy McCain Family Trust, for which Mr. McCain has voting and dispositive power; (ii) 6,528,666 shares held by Hensley & Company, for which Mr. McCain has voting and dispositive power; (iii) 213,333 shares issuable upon the exercise of stock options within 60 days after October 1, 2026.

(7)	Consists of 100,000 shares issuable upon the exercise of stock options within 60 days of October 1, 2026.

(8)	Includes 736,575 shares issuable upon the exercise of stock options within 60 days of October 1, 2026.

(9)	Consists of 6,528,666 shares of common stock held by Hensley & Company. The principal business address of Hensley & Company is 4201 N. 45th Street, Phoenix, AZ 85031.

(10)	Consists of 4,445,000 shares of common stock issuable upon conversion of 1,778 shares of the Company’s Series B Convertible Preferred Stock. For purposes of this table, the number of shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock was calculated by dividing the aggregate stated value of such shares of Series B Convertible Preferred Stock by the Minimum Conversion Price of $0.40 set forth in the Certificate of Designations governing the Series B Convertible Preferred Stock. The actual number of shares issuable upon conversion may differ depending on the applicable conversion price at the time of conversion. The principal business address of B. Riley Principal Capital I is 299 Park Avenue, 21st Floor, New York, NY 10171.

(11)	Consists of (i) 33,334 shares held by Index Direct, LLC and (ii) 3,205,378 held by J C Associates, Inc., which both share common voting and dispositive power. The principal business address of J C Associates, Inc. is 8111 Preston Road, Suite 420, Dallas, TX 75225.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Except as set out below, during the year ended December 31, 2025, there were no transactions, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

●	any director or executive officer of our company;

●	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;

●	any promoters and control persons; and

●	any member of the immediate family (including spouse, parents, children, siblings and in laws) of any of the foregoing persons.

Independent Consulting Agreement with Stephen Scott

In July 2023, we entered into an Independent Consulting Agreement with Stephen Scott, a significant stockholder due to his beneficial ownership, which was amended in June 2024, to provide, on a non-exclusive basis, advisory and consulting services relating to our strategic and business development, intellectual property development, banking relationships, and strategic mergers and acquisitions for a period of one year. Mr. Scott will receive a consulting fee of $15,000 per month for such services under the terms of this agreement. During the year ended December 31, 2024, we paid consulting fees to Mr. Scott in the amounts of $180,000. After the first quarter of 2025, Mr. Scott was no longer considered a related party of our company.

Managed Services Agreement with Hensley Beverage Company

In July 2021, we entered into a 1-year Managed Services Agreement with Hensley Beverage Company to provide secured managed services. We also may be engaged by Hensley Beverage Company from time to time to provide other related services outside the scope of the Managed Services Agreement. While the agreement provided for an original term through December 31, 2021, the agreement will continue until terminated by either party. For years ended December 31, 2025 and 2024, we received $1,019,567 and $2,283,995, respectively, from Hensley Beverage Company for contracted services, and had an outstanding receivable balance of $125,215 and $0 as of December 31, 2025 and 2024, respectively. Andy McCain, a director of our company, is President and Chief Executive Officer of Hensley & Company, the parent company of Hensley Beverage Company.

Convertible Note Payable with Hensley & Company

In March 2023, we issued an unsecured convertible note to Hensley & Company in the principal amount of $5,000,000 bearing an interest rate of 10.00% per annum. The principal amount, together with accrued and unpaid interest was due on March 20, 2025. On March 25, 2025, we entered into Amendment #1 to this convertible note, which extended the maturity date of the convertible note to March 20, 2026. At any time prior to or on the maturity date, Hensley & Company was permitted to convert all or any portion of the outstanding principal amount and all accrued and unpaid interest thereon into shares of our common stock at a conversion price of $18.00 per share. During the years ended December 31, 2025 and 2024, we recorded interest expense of $291,666 and $500,000, respectively, and as of December 31, 2025 and 2024, we had accrued interest of $0 and $888,888, respectively. On August 5, 2025, the principal amount of $5,000,000 together with $1,180,554 of accrued and unpaid interest payable under the convertible note were converted into Series A Preferred Stock and the convertible note was fully extinguished. On November 6, 2025, we converted all outstanding shares of Series A Preferred Stock held by Hensley & Company, together with $148,111 in accrued and unpaid dividends to 6,328,665 shares of common stock. Refer to Note 10, “Stockholders’ Equity and Temporary Equity,” and Note 13, “Debt,” for further discussion. Andy McCain, a director of our company, is President and Chief Executive Officer of Hensley & Company.

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PROPOSAL TWO – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Our Audit Committee has appointed Semple, Marchal & Cooper, LLP (“SMC”) to audit the consolidated financial statements of our company for the fiscal year ending December 31, 2026 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of SMC will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Audit Committee has considered whether the provision of non-audit services by our independent registered public accountant is compatible with maintaining their independence and has determined that SMC’s independence is not compromised by providing such services.

Audit Fees and Audit-Related Fees

Services	2025	2024
Audit fees(1)	$583,561	$506,078
Audit-related fees(2)	12,138	30,571
Tax fees(3)	50,490	90,600
All other fees(4)	-	-
Total fees	$646,189	$627,249

(1)	Audit fees consisted of billing for professional services normally provided in connection with statutory and regulatory filings, including (i) fees associated with the audits of our financial statements for the years ended December 31, 2025 and 2024 and, (ii) fees associated with quarterly reviews for the quarters ended March 31, 2025 and 2024, June 30, 2025 and 2024, and September 30, 2025 and 2024.

(2)	Audit-related fees consisted of billings for professional services for reviews of our periodic filings under Forms 10-K and 10-Q and acquisition audits for the years ended December 31, 2025 and 2024.

(3)	Tax fees consisted primarily of tax related advisory and preparation services.

(4)	Fees for permitted services other than services reported in audit fees, audit-related fees, and tax fees.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the authority and responsibilities of our Audit Committee include the pre-approval of all audit and permitted non-audit and tax services that may be provided by our independent auditors or other registered public accounting firms, and the establishment of policies and procedures for the Audit Committee’s pre-approval of permitted services by our independent auditors or other registered public accounting firms on an on-going basis.

For audit services, each year our independent auditor provides our Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by our Audit Committee before the audit commences prior to engagement of an independent auditor for next year’s audit. Management will submit an aggregate of services expected to be rendered during that year for each of three categories of services to our Audit Committee for approval.

All of the services provided by SMC described above under the caption “Audit-Related Fees” were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

Vote Required

The affirmative “FOR” vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal. A failure to vote by proxy or to vote in person will have no effect on this proposal. An abstention will have the same practical effect as shares voted against this proposal. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF SEMPLE, MARCHAL & COOPER, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT OF OUR COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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PROPOSAL THREE – APPROVAL OF AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT

Background and Proposed Amendment

Our amended and restated certificate of incorporation, as amended (the “Charter”), currently authorizes us to issue a total of 1,350,000,000 shares of stock, consisting of 1,300,000,000 shares of common stock, and 50,000,000 shares of preferred stock.

On September 14, 2026, subject to stockholder approval, our Board of Directors approved an amendment to our Charter to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding common stock by a ratio of not less than 1-for-2 and not more than 1-for-50. The exact ratio of the Reverse Stock Split will be set within this range as determined by our Board of Directors in its sole discretion prior to the time of the Reverse Stock Split and will be publicly announced by us prior to the effective time.

The primary goals of the Reverse Stock Split are to increase the per share market price of our common stock to meet the minimum per share bid price requirements for continued listing on Nasdaq and to assist in our capital-raising efforts. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect, including the powers, preferences or special rights of the Company’s outstanding Series B Convertible Preferred Stock, the conversion terms of which will be adjusted in accordance with the Certificate of Designations.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 50 shares of our outstanding common stock would be combined and reclassified into one share of common stock. The actual timing for implementation of the Reverse Stock Split would be determined by our Board of Directors based upon its evaluation as to when such action would be most advantageous to our company and our stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, our Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, our Board of Directors will make a determination as to whether effecting the Reverse Stock Split is in the best interests of our company and our stockholders in light of, among other things, our ability to increase the trading price of our common stock without effecting the Reverse Stock Split, the per share price of the common stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the common stock following the Reverse Stock Split. If our Board of Directors determines that it is in the best interests of our company and our stockholders to effect the Reverse Stock Split, it will hold a board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors our Board of Directors will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Charter to effect the Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by our stockholders, we will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as our Board of Directors deems necessary and advisable. Our Board of Directors has determined that the amendment is advisable and in the best interests of our company and our stockholders and has submitted the amendment for consideration by our stockholders at the Annual Meeting.

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Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our common stock to continue to meet the minimum per share bid price requirement for continued listing on Nasdaq, which we also believe may assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

On December 30, 2025, we received a letter from the listing qualifications staff (the “Staff”) of Nasdaq providing notification that the bid price for our common stock had closed below $1.00 per share for the previous 30 consecutive business days and our common stock no longer met the minimum bid price requirement for continued listing under Nasdaq Listing Rule 5550(a)(2). The letter also indicated that we would be provided with an initial compliance period of 180 calendar days, or until June 29, 2026 (the “Compliance Period”), in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A). In order to regain compliance with Nasdaq’s minimum bid price requirement, our common stock was required to maintain a minimum closing bid price of $1.00 for at least 10 consecutive business days during the Compliance Period.

On June 30, 2026, we received notice from Nasdaq indicating that, while we have not regained compliance with Nasdaq Listing Rule 5550(a)(2), the Staff had determined that we are eligible for an additional 180 calendar day period, or until December 28, 2026, to regain compliance. The Staff’s determination was based on (i) our meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on Nasdaq, with the exception of the bid price requirement, and (ii) our providing written notice to Nasdaq of our intent to cure the deficiency during this second compliance period by effecting a reverse stock split, if necessary. If at any time during this second 180-day period the closing bid price of our common stock is at least $1.00 per share for a minimum of 10 consecutive business days, the Staff will provide written confirmation of compliance. If compliance cannot be demonstrated by December 28, 2026, the Staff will provide written notification to us that our common stock will be delisted. At that time, we may appeal the Staff’s determination to a Nasdaq hearings panel. There can be no assurance that we will regain compliance with Nasdaq Listing Rule 5550(a)(2) or maintain compliance with other Nasdaq continued listing requirements.

We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on Nasdaq. A decrease in the number of outstanding shares of our common stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of Nasdaq following the Reverse Stock Split.

We also believe that the Reverse Stock Split and the resulting increase in the per share price of our common stock could encourage increased investor interest in our common stock and promote greater liquidity for our stockholders. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume, and liquidity of our common stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide our Board of Directors flexibility to make our common stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our common stock and may facilitate future sales of our common stock. The Reverse Stock Split could also increase interest in our common stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Our Board of Directors intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of our company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board of Directors approved the Reverse Stock Split as being in the best interests of our company.

27

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the purpose of the Reverse Stock Split is to increase the per share market price of our common stock to meet the minimum stock price standards of Nasdaq and to assist in our capital-raising efforts. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock may be affected by other factors which may be unrelated to the number of shares outstanding, including our business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

Our Board of Directors believes that the Reverse Stock Split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.

Following a Reverse Stock Split, We May Not Be Eligible for an Additional Nasdaq Compliance Period for Future Bid Price Deficiencies.

In January 2025, the SEC approved amendments, which are now effective, to the Nasdaq listing rules that significantly affect companies seeking to use reverse stock splits to regain or maintain compliance with Nasdaq’s $1.00 minimum bid price requirement. The changes to the Nasdaq rules alter, among others, the frequency of reverse stock splits to prevent companies from repeatedly using them as part of their minimum bid price compliance strategy. Under the amended Nasdaq Listing Rule 5810(c)(3)(A)(iv), if a company’s security fails to meet the continued listing requirement for minimum bid price and the company has effected a reverse stock split over the prior one-year period (or has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one), then the company shall not be eligible for any compliance period to address the bid price deficiency. Instead, Nasdaq will move forward with delisting proceedings.

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Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board of Directors will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our common stock on Nasdaq by increasing the per share market price of our common stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement and to assist in our capital-raising efforts. The inability of our Board of Directors to effect the Reverse Stock Split could expose us to delisting from Nasdaq and could have a negative impact on our capital-raising efforts.

Determination of the Reverse Stock Split Ratio

Our Board of Directors believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board of Directors will be not less than 1-for-2 and not more than 1-for-50.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our common stock on Nasdaq;
●	the historical trading price and trading volume of our common stock;
●	the trading price and trading volume of our common stock immediately prior to the Reverse Stock Split;
●	the expected stability of the per share price of our common stock following the Reverse Stock Split;
●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;
●	the number of shares of our common stock outstanding;
●	prevailing market conditions;
●	general economic conditions in our industry; and
●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board of Directors the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board of Directors chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, our Board of Directors will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. Our Board of Directors currently intends to effect the Reverse Stock Split. If the trading price of our common stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split common stock can be maintained above $1.00. There can also be no assurance that our common stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split Proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by our Board of Directors that the Reverse Stock Split is in the best interests of our company and our stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board of Directors does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.

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The market price of our common stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our common stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of our company, nor is it a plan by management to recommend a series of similar actions to our Board of Directors or our stockholders. Notwithstanding the decrease in the number of outstanding shares of common stock following the Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of common stock, including shares held by our company as treasury shares, by a Reverse Stock Split ratio of 1-for-2 to 1-for-50. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in our company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of common stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.00001.

As of the record date, we had [●] shares of common stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-2 or 1-for-50, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately [●] shares and [●] shares, respectively.

We are currently authorized to issue a maximum of 1,300,000,000 shares of our common stock. As of the record date, there were [●] shares of our common stock issued and outstanding. Although the number of authorized shares of our common stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by our Board of Directors. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, our Board of Directors will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as our Board of Directors deems appropriate. In addition, some of the additional shares underlie stock options and warrants, which could be exercised after the Reverse Stock Split Charter Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

If the Reverse Stock Split is effected, the terms of equity awards granted under the 2019 Plan or the 2023 Plan (collectively, the “Incentive Plan”), including (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Incentive Plan; and (vi) the number of or exercise price of shares then subject to outstanding stock appreciation rights previously granted and unexercised under the Incentive Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of common stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants (e.g., the Incentive Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

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Effects of the Reverse Stock Split on Series B Convertible Preferred Stock.

The Company has outstanding shares of Series B Convertible Preferred Stock. Pursuant to the Certificate of Designations governing the Series B Convertible Preferred Stock, the conversion price of the Series B Convertible Preferred Stock is subject to adjustment upon the occurrence of stock splits, reverse stock splits and similar transactions. Accordingly, if the Reverse Stock Split is effected, the conversion price of the Series B Convertible Preferred Stock will be proportionately adjusted in accordance with the terms of the Certificate of Designations. The Company expects that such adjustment will preserve the economic rights of the holders of the Series B Convertible Preferred Stock immediately before and after the Reverse Stock Split.

Except as described above, the Reverse Stock Split is not intended to modify the powers, preferences or special rights of the Series B Convertible Preferred Stock.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters.

We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split.

Treatment of Fractional Shares in the Reverse Stock Split

Fractions of shares of common stock resulting from the Reverse Stock Split will be issued in connection with the Reverse Stock Split. In addition, we will issue that number of fractions of shares of common stock necessary for each stockholder that has a fractional interest resulting from the Reverse Stock Split to hold stock, on a certificate-by-certificate basis and after giving effect to the Reverse Stock Split and such additional fractional issuances, in the amount of the next higher whole number of shares of common stock (the “fractional issuance”). As a result, each stockholder (on a certificate-by-certificate basis) will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except for minor adjustment due to the fractional issuance. Each certificate representing a fraction of a share outstanding immediately following the effectiveness of the Reverse Stock Split shall represent the next higher whole number of shares of common stock, and no separate certificates shall be issued for fractions of shares to be issued in the fractional issuance. Our Board of Directors has determined that the decreased administrative burdens and benefits of efficiency and accuracy in maintaining its capitalization records represent sufficient consideration for the fractional issuance, such that stockholders receiving fractions of shares of common stock in the fractional issue will not be required to make any additional cash payment for such fractions.

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Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, our Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split common stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to our stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of common stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of common stock. No certificate(s) representing post-Reverse Stock Split shares of common stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of common stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of common stock for certificate(s) representing post-Reverse Stock Split shares of common stock registered in the same name.

Stockholders who hold uncertificated shares of common stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of common stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of common stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of common stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split common stock after complying with the requirements that we and the Transfer Agent customarily apply in connection with lost, stolen, or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

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Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.00001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. The common stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of common stock were, and the post-Reverse Stock Split shares of common stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;
●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split common stock for post-Reverse Stock Split common stock. The aggregate tax basis of the post-Reverse Stock Split common stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split common stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split common stock should include the period during which the stockholder held the pre-Reverse Stock Split common stock exchanged in the Reverse Stock Split.

As noted above, fractions of shares of common stock resulting from the Reverse Stock Split will be issued in connection with the Reverse Stock Split. In addition, we will issue that number of fractions of shares of common stock necessary for each stockholder that has a fractional interest resulting from the Reverse Stock Split to hold, on a certificate-by-certificate basis and after giving effect to the Reverse Stock Split and such additional fractional issuances, the next higher whole number of shares of common stock. The U.S. federal income tax consequences of the receipt of such additional fractional interests and the related fractional issuance are not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required

The affirmative “FOR” vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal. A failure to vote by proxy or to vote in person will have no effect on this proposal. An abstention will have the same practical effect as shares voted against this proposal. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT.

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PROPOSAL FOUR – APPROVAL OF ADJOURNMENT OF THE ANNUAL MEETING

Background

Our Board of Directors believes that if we do not establish a quorum or the number of shares of our common stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve the Reverse Stock Split Proposal, it is in the best interests of the stockholders to enable our Board of Directors to continue to seek to obtain a sufficient number of additional votes to obtain a quorum or approve these proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies if there are insufficient votes to establish a quorum or to approve these proposals.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies failing to establish a quorum or indicating that a majority of the votes cast by holders of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting will vote against the Reverse Stock Split Proposal, we could adjourn or postpone the Annual Meeting without a vote on the Reverse Stock Split Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of such proposal.

Vote Required

The affirmative “FOR” vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal. A failure to vote by proxy or to vote in person will have no effect on this proposal. An abstention will have the same practical effect as shares voted against this proposal. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING.

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DEADLINES FOR RECEIPT OF STOCKHOLDER PROPOSALS

If any stockholder intends to present a proposal for inclusion in our proxy materials for our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, such proposal must comply with all applicable procedural and substantive requirements of Rule 14a-8 and must be received by us at CISO Global, Inc., 6900 E. Camelback Road, Suite 900, Scottsdale, Arizona 85251, Attention: Secretary, no later than June 9, 2027. Any such proposal and supporting statement may not exceed 500 words. In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice containing the information required by Rule 14a-19 under the Exchange Act no later than September 20, 2027.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report, or notice of availability of proxy materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of the proxy materials and would like to participate in our householding program, please contact our Corporate Secretary by calling (480) 389-3444, or by mailing a request to Attn: Corporate Secretary, 6900 E. Camelback Road, Suite 900, Scottsdale, Arizona 85251. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of the proxy materials, please contact our Corporate Secretary as described above.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker, or other holder of record to request information about householding.

OTHER MATTERS

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote the shares they represent as our Board of Directors may recommend.

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ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CISO GLOBAL, INC.

CISO Global, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by inserting the following new paragraph at the end of Article Fourth thereof:

Effective immediately upon the effectiveness of the Certificate of Amendment adding this paragraph to this Amended and Restated Certificate of Incorporation (the “Effective Time”), each two (2) to fifty (50) shares of Common Stock that are issued and outstanding immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid, and non-assessable share of Common Stock, with the exact ratio within such range to be determined by the Board of Directors prior to the Effective Time and notice of such ratio to be given by the Corporation to its stockholders (the “Reverse Stock Split”). The Reverse Stock Split shall occur automatically without any further action by the Corporation or its stockholders and whether or not any certificate representing such shares immediately prior to the Effective Time (the “Old Certificate”) is surrendered to the Corporation.

2. This Certificate of Amendment has been adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3. On ______ __, 2026, the Board of Directors of the Corporation determined that each ____ (__) shares of the Corporation’s Common Stock that are issued and outstanding immediately prior to the Effective Time, shall automatically be reclassified and combined into one (1) validly issued, fully paid, and non-assessable share of Common Stock, pursuant to the amendment set forth in this Certificate of Amendment. The Corporation gave notice to its stockholders of this ratio on ______ __, 2026.

4. [This Certificate of Amendment shall be effective on ______ __, 2026 at __:__ [a][p].m. Eastern Time.]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

A-1

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged on this [●] day of [●], 202[●].

CISO GLOBAL, INC.

By:
Name:
Title:

Signature Page to Certificate of Amendment of the Amended and Restated Certificate of Incorporation

A-2

CISO GLOBAL, INC.

PROXY FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 19, 2026

The undersigned stockholder of CISO Global, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company and hereby constitutes and appoints David G. Jemmett and Debra L. Smith, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned with all powers that the undersigned would have if personally present, at the 2026 Annual Meeting of Stockholders of the Company, to be held on Thursday, November 19, 2026, at 1:00 p.m., local time, at 6900 E. Camelback Road, Suite 900, Scottsdale, Arizona 85251, and at any adjournment or postponement thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that come before the meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the director nominees (the “Election of Directors”); FOR the ratification of the appointment of Semple, Marchal & Cooper, LLP as the independent registered public accountant of the Company for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”); FOR the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock by a ratio of not less than 1-for-2 and not more than 1-for-50, with the exact ratio to be determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); FOR the approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”); and as said proxies deem advisable on such other matters as may come before the meeting.

A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or postponement thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

Your Internet, e-mail, or facsimile vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed, and returned your proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS; “FOR” THE AUDITOR RATIFICATION PROPOSAL; “FOR” THE REVERSE STOCK SPLIT PROPOSAL; AND “FOR” THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

1.	PROPOSAL 1: ELECTION OF DIRECTORS: To elect as directors each of the nominees listed below to serve until our next annual meeting of stockholders and until their successors are elected and qualified.

Phillip Balatsos:	☐	FOR	☐	AGAINST	☐	ABSTAIN
Mohsen (Michael) Khorassani:	☐	FOR	☐	AGAINST	☐	ABSTAIN
Andrew Hancox:	☐	FOR	☐	AGAINST	☐	ABSTAIN
David G. Jemmett:	☐	FOR	☐	AGAINST	☐	ABSTAIN
Andrew K. McCain:	☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	PROPOSAL 2: AUDITOR RATIFICATION PROPOSAL: To ratify the appointment of Semple, Marchal & Cooper, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending December 31, 2026.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	PROPOSAL 3: REVERSE STOCK SPLIT PROPOSAL: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock by a ratio of not less than 1-for-2 and not more than 1-for-50, with the exact ratio to be determined by the Board of Directors in its sole discretion.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	PROPOSAL 4: ADJOURNMENT PROPOSAL: To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of the Reverse Stock Split Proposal.

☐	FOR	☐	AGAINST	☐	ABSTAIN

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are made, this proxy will be voted FOR all directors and FOR proposals 2, 3, and 4. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Please sign below exactly as your shares are held of record. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

Date:_________________, 2026
Signature

Title

Signature, if held jointly:

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

VOTING METHODS:

Vote By Internet

Go to https://onlineproxyvote.com/CISO/2026. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 18, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Vote by E-mail – (proxyvote@stctransfer.com)

Mark, sign, and date your proxy card and use any e-mail to transmit this proxy card up until 11:59 p.m. Eastern Time on November 18, 2026.

Vote by Facsimile – ((469) 633-0088)

Mark, sign, and date your proxy card and use any facsimile to transmit this proxy card up until 11:59 p.m. Eastern Time on November 18, 2026.

Vote by Mail

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Attention Proxy Department

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, TX 75093

Vote In Person

You may attend the meeting and vote in person during the meeting.